Investment Securities - Amount of Gross Gains and Losses Realized through Sales of Available-for-Sale Investment Securities (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Available-for-sale Securities, Gross Realized Gain (Loss), Excluding Other than Temporary Impairments [Abstract]
Realized gains	$ 75	$ 93	$ 7
Realized losses	(18)	(66)	(6)
Net realized gains (losses)	57	27	$ 1
Income tax (benefit) on net realized gains (losses)	$ 22	$ 10